Financial instruments	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Financial instruments

28. Financial instruments

	As at June 30
(US dollars in thousands)	2024	2023	2022
Financial assets at amortized cost
Trade and other receivables	9,644	5,676	6,921
Cash and cash equivalents	199	553	1,285
Restricted cash	292	608	1,195
Total	10,135	6,837	9,401

Financial liabilities at amortized cost
Loans and borrowings	29,086	32,388	28,561
Trade and other payables	24,345	9,586	10,847
Total	53,431	41,974	39,408

The amounts disclosed in the above table for trade and other receivables and trade and other payables do not agree to the amount reported in the Company’s Consolidated Statement of Financial Position as they exclude prepaid expenses, payroll liabilities and sales tax payable, current tax receivables and contract assets and liabilities which do not meet the definition of financial assets or liabilities.

(a) Financial risk management

The Group’s principal financial instruments are bank balances, cash and medium-term loans. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group also has other financial instruments such as trade receivables and trade payables which arise directly from its operations.

The Group is exposed through its operations to the following financial risks:

●	Liquidity risk

●	Credit risk

●	Foreign currency risk

●	Interest rate risk

The Board has overall responsibility for the establishment and oversight of the Group’s risk management framework. Policy for managing risks is set by the Chief Executive Officer and is implemented by the Group’s finance department. All risks are managed centrally with tight control of all financial matters.

(b) Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group considers that liquidity risk is effectively managed and mitigated. The Group held unrestricted cash resources of $0.2 million at June 30, 2024 (June 30, 2023: $0.6m; June 30, 2022: $1.3m). The ratio of current assets to current liabilities at June 30, 2024 is 0.33 (June 30, 2023: 0.54; June 30, 2022: 0.93).

Following sale of ex-solar J.A. Martin operations on July 1, 2022, the AU$2.1 million J.A. Martin debtor finance facility (drawn down at June 30, 2022: nil; June 30, 2021: nil) was cancelled and a new facility with a limit of AU$2.5 million and variable interest rate that is currently 7.75% was established by Kenshaw, as well as a trade finance facility of $0.5 million. As of June 30, 2024, this facility amounting to AU$1.8 million is reclassified to “Assets held for sale” as a result of Kenshaw Electrical Pty Ltd sale.

The Group maintains near-term cash flow forecasts that enable it to identify its borrowings requirement so that remedial action can be taken if necessary.

As part of the going concern assessment (explained earlier), we also reviewed the net current liabilities outstanding (payable in the next 12 months) as of 30 September 2024, which amounted to $9.3 million. After accounting for adjustments such as excluding payables to related and friendly parties, liabilities settled post-30 September, and reclassifying accrued interest to non-current liabilities (AWN has provided confirmation to defer the interest accrued to them by more than 12 months), the adjusted net current liabilities has been reduced to approximately $5.4 million. Additionally, our analysis indicates that the budgeted combined average monthly cash burn (not accounting for sales, deposits and other cash inflows) for VivoPower and Tembo over the next 12 months is approximately $357 thousand per month, or equivalent to approximately $4.3 million per annum. Considering both the adjusted net liabilities and cash burn, the projected cash outlay for the next 12 months is estimated to be approximately $9.7 million. As of the date of this report the company has finalized a $12 million facility.

With the upcoming cash requirements the Company recently also embarked on a ‘Sum of the Parts’ exercise to identify under-valued assets and determine ways to monetize them separately. These efforts include, but are not limited to:

○	Spinning Tembo off independently via a SPAC which has been valued at $838 million USD

○	A reverse merger with FAST at a potential valuation of $522 million USD

○	Bringing forward the sale of the Caret portfolio with a potential value of $7.2 million USD

○	Further approaches to the market for the sale of VivoPower shares.

○	Working with potential investors, currently under NDA’s, to invest in both Tembo and VivoPower directly to take advantage of our current stock price.

Contractual maturities of financial liabilities, including interest payments, are as follows:

Year Ended June 30, 2024		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	24,345	24,345	-	-	-
Borrowings	29,086	8,171	853	20,062	-
Lease liabilities	-	-	-	-	-
Total	53,431	32,516	853	20,062	-

Year Ended June 30, 2023		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	9,586	9,586	-	-	-
Borrowings	30,083	1,922	12,323	8,447	7,391
Lease liabilities	2,305	462	1,375	415	53
Total	41,974	11,970	13,698	8,862	7,444

Year Ended June 30, 2022		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	10,847	10,847	-	-	-
Borrowings	26,097	4,604	11,283	10,210	-
Lease liabilities	2,464	506	846	1,112	-
Total	39,408	15,957	12,129	11,322	-

(c) Credit risk

The primary risk arises from the Group’s receivables from customers and contract assets. The majority of the Group’s customers are long-standing and have been a customer of the Group for many years. Losses have occurred infrequently. The Group is mainly exposed to credit risks from credit sales, but the Group has no significant concentrations of credit risk and keeps the credit status of customers under review. Credit risks of customers of new customers are reviewed before entering into contracts. The debtor exposure is monitored by Group finance and the local entities review and report their exposure on a monthly basis.

The Group does not consider the exposure to the above risks to be significant and has therefore not presented a sensitivity analysis on the identified risks.

(d) Foreign currency risk

The Group operates internationally and is exposed to foreign exchange risk on sales and purchases that are denominated in currencies other than the respective functional currencies of the Group entities to which they relate, primarily between USD, AUD, EUR and GBP.

The Group’s investments in overseas subsidiaries are not hedged as those currency positions are either USD denominated and/or considered to be long-term in nature.

The Group is exposed to foreign exchange risk on the following balances at June 30, 2024:

●	Cash and cash equivalents $0.2 million denominated in AUD.

●	Restricted cash $0.3 million denominated in AUD.

●	Trade and other receivables $0.4 million denominated in AUD, $2.1 million in GBP and $0.8 million in EUR.

●	Trade and other payables $6.2 million denominated in AUD, $2.2 million in EUR and $5.5 million in GBP.

Of the total shareholder loan of $29.1 million, $27.1 million is denominated in USD and $1.9 million is denominated in AUD.

(e) Interest rate risk

As a result of the related party loan agreement the Group is exposed to interest rate volatility. However, the interest rate is fixed for the medium term, therefore, the risk is largely mitigated for the near future. The Group will continue to monitor the movements in the wider global economy.